Exhibit 10.13

                  Agreement with Shanghai Commercial Bank Ltd.
                             dated February 7, 2006

                SHANGHAI COMMERCIAL BANK LTD.
                 (INCORPORATED IN HONG KONG)
                                               FAX NO    :  (852) 28104623
                  12 QUEEN'S ROAD CENTRAL      TEL NO    :  (852) 28415415
                         HONG KONG             TELEX NO  :  73390, 73650
                                               SWIFT ADD : "SCBK HK HH XXX"
                                               WEB SITE  : WWW.SHACOMBANK.COM.HK


CONFIDENTIAL

Our Reference: CC03/328/0600845

February 7, 2006

Dr Johnny Ng
Chairman
Titanium Technology Ltd
4/F, BOCG Insurance Tower
134-136 Des Voeux Road Central
Hong Kong

Der Dr Ng,

                           RE: BANKING FACILITIES

         As discussed, we are pleased to offer the revised banking facilities ("Facilities") as described in this letter ("Facility Letter") to you subject to the provisions herein contained, the Terms and Conditions and the Appendix hereto. Please note that the Appendix forms an integral part of this Facility Letter and the terms and expressions used herein are as defined and construed in the Appendix.


DESCRIPTION OF FACILITIES                          FEATURES

O/D TO BE INCREASED FROM               o  Interest on  O/D  is  to be charged at
HK$1,000,000 TO HK$2,000,000 ON           1.5% p.a. over Prime or 2%  p.a.  over
CHECKING ACCOUNT NO. 328-82-              the   overnight  HIBOR,  whichever  is
43553-8 UNDER ABF BORROWING               higher.  At current  Prime of 8% p.a.,
FORMULA AS DEFINED HEREIN                 the effective interest  rate  is  9.5%
                                          p.a.

                                       o  The   ABF    Borrowing   Formula    is
                                          calculated  as 60% of  the  amount  of
                                          your  eligible   account   receivables
                                          defined  hereinafter or  HK$2,000,000,
                                          whichever  is  lower,  and  is  to  be
                                          determined  and  approved by us at our
                                          discretion. The availability of O/D is
                                          to  be  reviewed  and  adjusted  by us
                                          monthly  at  our  discretion   without
                                          further notice.

                                       o  You shall deposit payments of  account
                                          receivables  from  your  debtors  into
                                          your account with us.

                                       o  Determination  of the eligible account
                                          receivables  and the  availability  of
                                          O/D are  subject to  additional  terms
                                          and conditions as follows:



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
                          SHANGHAI COMMERCIAL BANK LTD
                          (INCORPORATED IN HONG KONG)


Titanium Technology Ltd.

                                         (i)   Maximum  credit  term  for   your
                                               debtors  must not exceed 90  days
                                               from the invoice date.
                                         (ii)  Account receivables due from your
                                               group   company(s)   or   related
                                               company(s) will not be considered
                                               as eligible.
                                         (iii) Duplicated  financing  on  any of
                                               your account  receivables  and in
                                               whatever ways is prohibited.
                                         (iv)  The    portion    of      account
                                               receivables  due from any  single
                                               debtor exceeding 40% of the total
                                               amount     of    your     account
                                               receivables     will    not    be
                                               considered  as  eligible  account
                                               receivables.
                                         (v)   If  the  amount   of   past   due
                                               accounts  receivable exceeded 40%
                                               of your total outstanding account
                                               receivables,  all of your account
                                               receivables     will    not    be
                                               considered  as eligible,  and O/D
                                               will      become      immediately
                                               unavailable.
                                         (vi)  Satisfactory   credit   report(s)
                                               must   be    obtained   on   your
                                               debtor(s)    having   more   than
                                               HK$500,000     of     outstanding
                                               balance,  and  20%  concentration
                                               into    your    total     account
                                               receivables.  Otherwise, accounts
                                               receivable  of this type will not
                                               be considered as eligible.


L/G NOT TO EXCEED HK$200,000           o  L/G(s)  up to  HK$200,000 is issued in
                                          favour  of  The  Government  of  HKSAR
                                          against  cash  deposit  with us for an
                                          amount  not less  than  50% of  L/G(s)
                                          value.  If no claim is presented to us
                                          under the L/G within its validity, the
                                          said cash  deposit will be released to
                                          you by crediting your Checking Account
                                          with us upon the full discharge of our
                                          liability under the L/G otherwise only
                                          the balance  thereof  will be released
                                          to   you   after   deducting    claims
                                          thereunder presented to us.



CORPORATE  CREDIT CARD(S)              o  Terms  and conditions  governing  your
HAVING A REVOLVING CREDIT                 rights and obligations in the  use of)
LIMITE OF HK$30,000                       credit card(s) are stipulated  in  the
                                          relative  credit   card    application
                                          form(s) and the Credit Card Cardholder
                                          Agreement.

SECURITIES    :  1.  An existing  all monies debenture incorporating  a floating charge on all of your undertaking and all other property and assets, whatsoever and wheresoever, both present and future, and including your uncalled capital and account receivables;

                 2.  A  life  policy  of  Dr  Ng  Kit  Chong  for   HK$2,000,000
                     issued by Hong Kong Life Insurance Ltd denoting our interest as the Assignee;



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
                          SHANGHAI COMMERCIAL BANK LTD
                          (INCORPORATED IN HONG KONG)


Titanium Technology Ltd.


                 3. An all monies continuing guarantee given by Dr Ng Kit Chong, Mr Tang Wai Hung and Mr Cheung Kin Kwong jointly and severally for HK$1,000,000 in our favour;

                 4. An existing all monies continuing guarantee given by Dr Ng Kit Chong, Mr Tang Wai Hung and Mr Cheung Kin Kwong jointly and severally for HK$1,000,000 in our favour.

                     For avoidance of doubts, the total joint and several liability of Dr Ng Kit Chong, Mr Tang Wai Hung and Mr Cheung Kin Kwong each under the captioned guarantees is HK$2,000,000.

                     (Collectively, the "Security Documents")

FACILITY FEE  :  An  annual fee for  HK$7,500 will be debited from your Checking
                 Account.

L/G COMMISSION:  A charge of 0.75% p.a. on the L/G amount will be  debited  from your Checking Account upon issuance of L/G and each anniversary date.

UNDERTAKING   :  1.  You shall deliver to us monthly (or at agreed intervals) a compliance certificate, an aging report, a list of account receivables identifying the amount of each receivable and the respective debtor in a form acceptable to us, and any other documents as may from time to time be requested by us. These documents are to be submitted to us not later than 15 days from each month end.

                 2. You shall keep all necessary and proper accounts of your dealings in relation to the account receivables and copies of all contracts relating to them.

         PLEASE INDICATE YOUR ACCEPTANCE OF THE FACILITIES BY SIGNING AND RETURNING THE ENCLOSED DUPLICATE OF THIS LETTER WITHIN 14 DAYS HEREOF, AFTER WHICH THE OFFER IN THIS LETTER WILL LAPSE. THIS LETTER SHALL SUPERSEDE OUR PREVIOUS LETTERS DATED JULY 18, 2005 AND JUNE 7, 2005.

         We also enclose a set of documents which should be completed and returned to us. If you have any queries regarding the completion of the required documents or this letter, please do not hesitate to contact Mr Ricky Cheung, Relationship Manager at 28415318 or Mr Alex Ng, Senior Relationship Officer at 28415547.




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

                          SHANGHAI COMMERCIAL BANK LTD
                          (INCORPORATED IN HONG KONG)


Titanium Technology Ltd.

         We offer an array of wealth management and insurance products to meet your corporate and personal needs. Your designated officer will be glad to introduce our professional staff to you for tailoring the most suitable insurance and investment plan at your choice so you can secure yourselves with various types of protection and grow your wealth continuously.

                                Yours sincerely,
                                For and on behalf of
                                Shanghai Commercial Bank Ltd



                                 /s/ Cheung Yung-yin    /s/ Tam Chung-ming

                                 CHEUNG Yung-yin (A-246) TAM Chung-ming (A-201)
                                    Authorized Signatures


WE AGREE TO ACCEPT THE FACILITIES AND BE                        I AGREE TO BE BOUND BY THE ABOVE TERMS
BOUND BY ALL THE TERMS AND CONDITIONS                           AS THE GUARANTOR.
AS THE BORROWER AND CHARGOR.


For and on behalf of
TITANIUM TECHNOLOGY LIMITED

/s/ Ng Kit Chong         /s/ Tang Wai Hung                      /s/ Ng Kit Chong
---------------------------------------------                   ----------------------------------------
                       Authorized Signature(s)                  Guarantor: Ng Kit Chong
Borrower and      Titanium Technology Ltd                       Date:
Chargor:
Date:

I AGREE TO BE BOUND BY THE ABOVE TERMS                          I AGREE TO BE BOUND BY THE ABOVE TERMS
AS THE GUARANTOR.                                               AS THE GUARANTOR.


/s/ Cheung Kin Kwong                                            /s/ Tang Wai Hung
---------------------------------------------                   -----------------------------------------
Guarantor: Cheung Kit Kwong                                     Guarantor: Tang Wai Hung
Date:                                                           Date:





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